Exhibit 10.3

FIRST AMENDMENT TO THE
EMPLOYMENT AGREEMENT, INCLUDING AGREEMENT TO
ARBITRATE, NONCOMPETITION AGREEMENT AND
NONDISCLOSURE AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”), executed on April 11, 2007 (effective as of January 1, 2007 (the “Effective Date”)), is entered into between Patrick F. Hamner (“Employee”) and Heeling Sports Limited, a Texas limited partnership (the “Company”).

WHEREAS, Employee and the Company desire to amend Exhibit 1 to that certain Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement dated as of September 18, 2006 between Employee and Company (the “Agreement”), as herein provided;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Defined Terms.   Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings assigned to such terms in the Agreement.

2.             Amendment.   Exhibit 1 to the Agreement is hereby amended and restated in its entirety as of the Effective Date as set forth on Exhibit 1 attached hereto.

3.             Relationship to Agreement.   The terms and provisions of the Agreement, as amended hereby, are hereby ratified, confirmed, and approved in all respects, and shall continue in full force and effect.

IN WITNESS WHEREOF, this Amendment is adopted as of the Effective Date.

HEELING SPORTS LIMITED			EMPLOYEE

By:	HEELING MANAGEMENT CORP., its sole general partner		/s/ Patrick F. Hamner
Patrick F. Hamner

	By:	/s/ Michael G. Staffaroni
	Title:	Chief Executive Officer

Exhibit 1

Salary and Benefits

Reference Section 4, part a.

1.               Salary to be $19,250.00 month - $231,000 per year.

2.               Bonus Plan:    An Annual Bonus amount as determined by the Company’s Compensation Committee and for purposes of such Bonus Plan, Employee’s “Target” amount is 50% of Employee’s then current base salary.

Reference Section 4, part b.

1.               Employee to receive four weeks paid vacation each calendar year.

2.               Employee to receive life, medical and dental insurance through the plan adopted by the Company for its full time employees.

3.               Employee shall be entitled to participate in a 401(k) plan adopted by the Company for its full time employees, including any matching arrangements in effect from time to time.